                                                                   EXHIBIT 10(n)

                              AGREEMENT AND WAIVER



          This AGREEMENT AND WAIVER (this "Agreement") dated as of September 2, 1993, by and among National Medical Enterprises, Inc., a Nevada corporation ("NME"), the subsidiaries of NME which are signatories hereto, The Hillhaven Corporation, a Nevada corporation ("Hillhaven"), and First Healthcare Corporation, a Delaware corporation ("FHC").

                                  WITNESSETH:
                                  ----------

          WHEREAS, pursuant to that certain Revolving Credit and Term Loan Agreement dated as of January 31, 1990 between NME and Hillhaven, as amended by that certain First Amendment thereto dated as of November 12, 1992 (as amended, the "Revolving Credit Agreement"), NME agreed to make certain loans to Hillhaven through May 31, 1994 subject to the conditions set forth therein; and

          WHEREAS, pursuant to that certain Commitment Letter dated May 31, 1990, between NME and FHC, as amended by that certain Amendment No. One thereto dated as of May 1, 1991 (as amended, the "Commitment Letter"), NME agreed to make certain loans to FHC subject to the conditions set forth therein; and

          WHEREAS, pursuant to that certain Master Loan Agreement dated as of April 1, 1992 among the lenders parties thereto, NME, FHC and Hillhaven, as amended by that certain First Amendment thereto dated as of November 12, 1992 (as amended, the "Master Loan Agreement"), the lenders which were parties thereto agreed to finance up to 100% of the purchase price of the facilities referred to therein; and

          WHEREAS, pursuant to that certain Guaranty dated as of April 1, 1992 from Hillhaven in favor of the lenders listed thereon (the "Master Loan Agreement Guaranty"), Hillhaven guaranteed the obligations of FHC under the Master Loan Agreement; and

          WHEREAS, pursuant to that certain Master Loan Agreement for Purchase of Nine Facilities dated as of June 1, 1992 among the lenders parties thereto and FHC (the "Second Master Loan Agreement"), the lenders which were parties thereto agreed to finance up to 100% of the purchase price of the facilities referred to therein; and

          WHEREAS, pursuant to that certain Guaranty dated as of June 1, 1992 from Hillhaven in favor of the lenders listed thereon (the "Second Master Loan Agreement Guaranty"), Hillhaven guaranteed FHC's obligations under the Second Master Loan Agreement; and

          WHEREAS, pursuant to that certain Promissory Note dated January 31, 1990 (the "Promissory Note") by FHC in favor of NME Properties Corp., a Tennessee corporation (formerly known as The Hillhaven Corporation), FHC owes certain monies to NME Properties Corp.; and

          WHEREAS, pursuant to that certain Note Guarantee Agreement dated as of January 31, 1990 among Hillhaven, NME and the payees identified therein (the "Note Guarantee Agreement"), Hillhaven guaranteed FHC's obligations under the Promissory Note; and

          WHEREAS, Hillhaven is restructuring its relationship with NME to, inter alia, repay amounts owing to NME pursuant to the Master Loan Agreement,
- ----- ----
the Second Master Loan Agreement and the Promissory Note, and terminate NME's commitment to loan funds pursuant to the Revolving Credit Agreement and the Master Loan Agreement; and

          WHEREAS, in connection therewith the parties desire to eliminate NME's commitments under the Revolving Credit Agreement, and the Master Loan Agreement, and to terminate Hillhaven's obligations under the Master Loan Agreement Guaranty, Second Master Loan Agreement Guaranty and Note Guarantee Agreement; and

          WHEREAS, the aforesaid restructuring will be financed through (1) the issuance by Hillhaven to NME or its subsidiaries of $120 million of a newly created series of payable-in-kind preferred stock, (2) the incurrence by FHC of up to $360 million of indebtedness in the form of term loans, letters of credit and working capital loans under a secured credit facility with Morgan Guaranty Trust Company of New York and a syndicate of other lenders (the "Bank Financing"), (3) the sale by Hillhaven of senior subordinated notes in the approximate amount of $175 million (the "Notes"), (4) the extension of FHC's commercial paper program backed by certain of its (and certain of its subsidiaries') Medicaid accounts receivable and increase in permitted borrowings under such program from $30.0 million to $40.0 million and (5) the use of available cash; and

          WHEREAS, in connection with the Bank Financing, Hillhaven has transferred its bank accounts to FHC; and

          WHEREAS, pursuant to Sections 5(a), 5(b) and 5(i) of that certain Guarantee Reimbursement Agreement, as amended (as so amended, the "Guarantee Reimbursement Agreement"), Hillhaven agreed, inter, alia, to certain covenants
                                             -----  ----
which may be violated as a result of the Bank Financing, the Notes and the transfer of bank accounts to FHC;

          NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto intending to be legally bound, hereby agree as follows:

          1.  TERMINATION OF OBLIGATIONS TO LEND.  NME's obligations to loan
              ----------------------------------
funds to Hillhaven under the Revolving Credit Agreement, the Master Loan Agreement, the Second Master Loan Agreement, the Promissory Note and the Commitment Letter shall terminate as of the date hereof.

          2.  TERMINATION OF GUARANTEES.  Hillhaven's obligations under the
              -------------------------
Master Loan Agreement Guaranty, Second Master Loan Agreement Guaranty and Note Guarantee Agreement shall terminate as of the date hereof.

     3.  WAIVER.  NME hereby waives compliance with the following provisions of
         ------
the Guarantee Reimbursement Agreement;

         (a) Sections 5(a) and 5(b) of the Guarantee Reimbursement Agreement are hereby waived to the extent necessary to permit (i) the transactions contemplated by the Bank Financing, including the placement of mortgages on facilities owned by FHC or its subsidiaries, the substitution of facilities as collateral and any subsequent addition of collateral, and (ii) the issuance of the Notes.

         (b) Section 5(i) of the Guarantee Reimbursement Agreement is hereby waived to the extent necessary to permit Hillhaven to transfer any or all of its bank accounts to FHC.

     4.  COSTS.  Each party shall bear its own cost and expenses in connection
         -----
with the transactions contemplated in this Agreement.

     5.  COOPERATION.  The parties agree to execute and deliver such other
         -----------
documents and instruments and do all such other acts and things as may be reasonably required to give effect to the agreements contained in this Agreement.

     6.  AMENDMENT.  No amendment or modifications of this Agreement shall be
         ---------
effective unless in writing signed by the parties.

     7.  GOVERNING LAW.  This Agreement shall be governed by and construed in
         -------------
accordance with California law.

     8.  COUNTERPARTS.  This Agreement may be executed in counterparts, each of
         ------------
which shall be an original, but all of which together shall constitute but one and the same instrument.

     9.  NO FURTHER WAIVER.  The waivers set forth herein shall be effective
         -----------------
only for the specific purposes for which given.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first set forth above.

                                    NATIONAL MEDICAL ENTERPRISES, INC.,
                                    a Nevada corporation


                                    By:      /s/   MARIS ANDERSONS
                                           -------------------------------
                                    Its:       Executive Vice President
                                           -------------------------------


                                    NME PROPERTIES CORP.,
                                    a Tennessee corporation


                                    By:      /s/  TIMOTHY L. PULLEN
                                           -------------------------------
                                    Its:            Vice President
                                           -------------------------------

                                    NME PROPERTIES, INC.,
                                    a Delaware corporation


                                    By:     /s/   TIMOTHY L. PULLEN
                                           -------------------------------
                                    Its:           Vice President
                                           -------------------------------


                                    NME PROPERTY HOLDING CO., INC.,
                                    a Delaware corporation


                                    By:     /s/   TIMOTHY L. PULLEN
                                           -------------------------------
                                    Its:           Vice President
                                           -------------------------------


                                    NME PROPERTIES WEST, INC.,
                                    a Delaware corporation


                                    By:     /s/   TIMOTHY L. PULLEN
                                           -------------------------------
                                    Its:           Vice President
                                           -------------------------------


                                    HAMMOND HOLIDAY HOME, INC.,
                                    a Kansas corporation


                                    By:     /s/   TIMOTHY L. PULLEN
                                           -------------------------------
                                    Its:           Vice President
                                           -------------------------------


                                    SEDGWICK CONVALESCENT CENTER, INC.,
                                    a Kansas corporation


                                    By:     /s/   TIMOTHY L. PULLEN
                                           -------------------------------
                                    Its:           Vice President
                                           -------------------------------


                                    NORTHWEST CONTINUUM CARE CENTER, INC.,
                                    a Washington corporation


                                    By:     /s/   TIMOTHY L. PULLEN
                                           -------------------------------
                                    Its:           Vice President
                                           -------------------------------

                                    FLAGG INDUSTRIES, INC.,
                                    a California corporation


                                    By:     /s/   TIMOTHY L. PULLEN
                                           -------------------------------
                                    Its:           Vice President
                                           -------------------------------


                                    GUARDIAN MEDICAL SERVICES, INC.,
                                    a North Carolina corporation


                                    By:     /s/   TIMOTHY L. PULLEN
                                           -------------------------------
                                    Its:           Vice President
                                           -------------------------------


                                    NME ARIZONA, INC.,
                                    an Arizona corporation


                                    By:     /s/   TIMOTHY L. PULLEN
                                           -------------------------------
                                    Its:           Vice President
                                           -------------------------------


                                    LAKE HEALTH CARE FACILITIES, INC.,
                                    a Delaware corporation


                                    By:     /s/   TIMOTHY L. PULLEN
                                           -------------------------------
                                    Its:           Vice President
                                           -------------------------------


                                    THE HILLHAVEN CORPORATION,
                                    a Nevada corporation


                                    By:     /s/   ROBERT SCHNEIDER
                                           -------------------------------
                                    Its:      Vice President & Treasurer
                                           -------------------------------


                                    FIRST HEALTHCARE CORPORATION,
                                    a Delaware corporation


                                    By:     /s/   ROBERT SCHNEIDER
                                           -------------------------------
                                    Its:    Vice President & Treasurer
                                           -------------------------------